CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
NET REVENUES	$ 61,800	$ 85,757	$ 64,359
COST OF REVENUES	33,337	49,406	36,892
GROSS PROFIT	28,463	36,351	27,467
RESEARCH AND DEVELOPMENT EXPENSES	7,279	29,498	16,491
SELLING AND MARKETING EXPENSES	35,442	55,623	49,285
GENERAL AND ADMINISTRATIVE EXPENSES	28,586	32,365	25,375
OPERATING LOSS	42,844	81,135	63,684
FINANCIAL INCOME	13,562	51	270
FINANCIAL EXPENSES	42,387	16,660	12,759
FINANCIAL EXPENSES, net	28,825	16,609	12,489
LOSS AND COMPREHENSIVE LOSS FOR THE YEAR	$ 71,669	$ 97,744	$ 76,173
LOSS PER ORDINARY SHARE, basic (U.S. dollars)	$ 0.12	$ 0.21	$ 0.21
LOSS PER ORDINARY SHARE, diluted (U.S. dollars)	$ 0.12	$ 0.21	$ 0.21